UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 6, 2023

Digital Transformation Opportunities Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40177	85-3984427
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10207 Clematis Court Los Angeles, CA	90077
(Address of principal executive offices)	(Zip Code)

(360) 949-1111

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-fourth of one redeemable warrant	DTOCU	The Nasdaq Stock Market LLC
Shares of Class A common stock included as part of the units	DTOC	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	DTOCW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Amended and Restated Business Combination Agreement

As previously disclosed, on October 5, 2022, Digital Transformation Opportunities Corp., a Delaware corporation (“DTOC”), entered into a Business Combination Agreement (the “Business Combination Agreement”), with American Oncology Network, LLC, a Delaware limited liability company (“AON”) pursuant to which the combined company will be organized in an umbrella partnership C corporation structure, in which substantially all of the assets and the business of the combined company will be held by AON (the “Business Combination”). Upon the consummation of the Business Combination, the members of AON will include DTOC and the current unitholders of AON, and DTOC will be renamed American Oncology Network, Inc. (the “New AON”).

On January 6, 2023, DTOC and AON amended and restated the Business Combination Agreement (as amended, the “Amended and Restated Business Combination Agreement”) to provide, among other things, that the board of managers of AON following the Business Combination will consist of (a) two managers designated by holders representing more than 50% of the AON common units and (b) three managers designated by New AON. In addition, the Amended and Restated Business Combination Agreement provides that AON unitholders may elect to receive, in lieu of any number of shares of New AON Class B common stock to which an AON unitholder would otherwise be entitled to receive, warrants to acquire such number of shares of New AON Class B common stock, by submitting an election in accordance with the procedures set forth in Amended and Restated Business Combination Agreement. In connection with entering into the Amended and Restated Business Combination Agreement, DTOC and AON also revised the form of Amended and Restated Company LLC Agreement included as an exhibit to the Business Combination Agreement. The revised form of Amended and Restated Company LLC Agreement includes, among other revisions, certain additions and modifications in order to reflect the changes in the AON board of managers following the completion of the Business Combination (as described above).

Amended and Restated Sponsor Support Agreement

As previously disclosed, on October 5, 2022, DTOC and AON entered into a support agreement (the “Sponsor Support Agreement”) with Digital Transformation Sponsor, LLC, a Delaware limited liability company (the “Sponsor”), and certain other DTOC stockholders (each a “Stockholder”) pursuant to which the Stockholders agreed to (a) vote in favor of, and take all actions necessary to consummate, the Business Combination, (b) certain transfer restrictions with respect to their shares of DTOC common stock, (c) subject a portion of their shares of DTOC common stock to vesting requirements and (d) waive and not otherwise perfect any anti-dilution or similar protections with respect to any DTOC common stock held by such Stockholders in connection with the consummation of the Business Combination.

Concurrently with the execution of the Amended and Restated Business Combination Agreement, the parties to the Sponsor Support Agreement have amended and restated the Sponsor Support Agreement (the “Amended and Restated Sponsor Support Agreement”) to modify certain vesting conditions on the shares of New AON Class A common stock held by the Stockholders as of the closing of the Business Combination.

The foregoing descriptions of the agreements and the transactions and documents contemplated thereby do not purport to be complete and are subject to and qualified in their entirety by reference to the Amended and Restated Business Combination Agreement, including the exhibits to the Amended and Restated Business Combination Agreement, and the Amended and Restated Sponsor Support Agreement, copies of which are filed with this Current Report on Form 8-K as Exhibits 2.1 and 10.1, respectively.

Additional Information about the Proposed Business Combination and Where to Find It

In connection with the proposed Business Combination, DTOC intends to file with the Securities and Exchange Commission (the “SEC”) a proxy statement, which will be mailed (if and when available) to all DTOC stockholders once definitive (the “Proxy Statement”), which will be distributed to holders of shares of DTOC common stock in connection with DTOC’s solicitation of proxies for the vote by DTOC stockholders with respect to the Business Combination as well as other matters as may be described in the Proxy Statement. DTOC STOCKHOLDERS AND OTHER INTERESTED PERSONS ARE ADVISED TO READ, WHEN AVAILABLE, THE PROXY STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED BUSINESS COMBINATION, AS THESE MATERIALS WILL CONTAIN IMPORTANT INFORMATION ABOUT DTOC, AON AND THE PROPOSED BUSINESS COMBINATION. This Current Report on Form 8-K does not contain all the information that should be considered concerning the proposed Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. When available, the Proxy Statement and other relevant materials for the proposed Business Combination will be mailed to stockholders of DTOC as of a record date to be established for voting on the proposed Business Combination. DTOC stockholders will also be able to obtain copies of the definitive proxy statement and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov.

Participants in the Solicitation

DTOC and its directors and executive officers may be deemed participants in the solicitation of proxies from DTOC’s stockholders with respect to the proposed Business Combination. A list of the names of those directors and executive officers and a description of their interests in DTOC is contained in DTOC’s proxy statement for its 2022 annual meeting, which was filed with the SEC on November 8, 2022 and in DTOC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, which was filed with the SEC on April 13, 2022. These documents may be obtained free of charge from the SEC’s website. Additional information regarding the interests of such participants will be contained in the Proxy Statement for the proposed Business Combination.

AON and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of DTOC in connection with the proposed Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed Business Combination will be included in the Proxy Statement for the proposed Business Combination.

Forward-Looking Statements

Certain statements in this Current on Form 8-K are forward-looking statements. Forward-looking statements generally relate to future events including future financial or operating performance of DTOC or AON. Forward-looking statements generally relate to future events or DTOC’s or AON’s future financial or operating performance. For example, projections of future revenue and other metrics are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by DTOC and its management, and AON and its management, as the case may be, are inherently uncertain and are inherently subject to risks, variability and contingencies, many of which are beyond DTOC’s and AON’s control. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) DTOC’s ability to complete the Business Combination and the other transactions contemplated by the Amended and Restated Business Combination Agreement; (2) the outcome of any legal proceedings that may be instituted against DTOC, the combined company or others following the announcement of the Business Combination and any definitive agreements with respect thereto; (3) the inability to complete the Business Combination due to the failure to obtain approval of the stockholders of DTOC, to obtain financing to complete the Business Combination, including the PIPE investment, or to satisfy other conditions to closing; (4) the amount of redemption requests made by DTOC’s public stockholders; (5) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; (6) the ability to meet stock exchange listing standards following the consummation of the Business Combination; (7) the risk that the Business Combination disrupts current plans and operations of AON as a result of the announcement and consummation of the Business Combination; (8) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain key relationships and retain its management and key employees; (9) costs related to the Business Combination; (10) changes in applicable laws or regulations; (11) the possibility that AON or the combined company may be adversely affected by other economic, business, and/or competitive factors; (12) AON’s estimates of expenses and profitability; (13) the failure to realize anticipated pro forma results or projections and underlying assumptions; and (14) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in DTOC’s Annual Report on Form 10-K for the year ended December 31, 2021 filed with the SEC on April 13, 2022 and DTOC’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2022 filed with the SEC on November 14, 2022, in the Proxy Statement relating to the Business Combination to be filed with the SEC, and in subsequent filings with the SEC. DTOC and AON caution that the foregoing list of factors is not exclusive or exhaustive and investors should not place undue reliance upon any forward-looking statements, including projections, which speak only as of the date made. If any of these risks materialize or DTOC’s or AON’S assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither DTOC nor AON presently know or that DTOC and AON currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect DTOC’s and AON’s expectations, plans or forecasts of future events and views as of the date of this communication. DTOC and AON anticipate that subsequent events and developments will cause DTOC’s and AON’s assessments to change. However, while DTOC may elect to update these forward-looking statements at some point in the future, DTOC and AON specifically disclaim any obligation to do so, unless required by applicable law. These forward-looking statements should not be relied upon as representing DTOC’s or AON’s assessments as of any date subsequent to the date of this communication. Neither DTOC nor AON gives any assurance that AON or DTOC will achieve its expectations. Accordingly, undue reliance should not be placed upon the forward-looking statements.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This Current Report on Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or an exemption therefrom.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
2.1*	Amended and Restated Business Combination Agreement, dated as of January 6, 2023, by and between Digital Transformation Opportunities Corp. and American Oncology Network, LLC
10.1	Amended and Restated Sponsor Support Agreement, dated as of January 6, 2023, by and among Digital Transformation Opportunities Corp., Digital Transformation Sponsor LLC, American Oncology Network, LLC and certain equityholders of Digital Transformation Opportunities Corp.
104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL).

*       Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant hereby undertakes to furnish copies of any of the omitted schedules and exhibits upon request by the SEC.

The exhibits to this Current Report on Form 8-K may contain hypertext links to information on our website or other parties’ websites. The information on our website and other parties’ websites is not incorporated by reference into this Current Report on Form 8-K and does not constitute a part of this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 6, 2023

DIGITAL TRANSFORMATION OPPORTUNITIES CORP.

By:	/s/ Kyle Francis
Name: Kyle Francis
Title: Chief Financial Officer

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